United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 14, 2001



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579






 State of Incorporation                          IRS Employer Identification No.
       Delaware                                         06-0495050






                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000


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Item 5 - Other Events.

At the Company's Annual Meeting of Stockholders, held on May 14, 2001, the four agenda items received the following votes:



1. Election of three directors: Each nominee for director received at least the affirmative vote of 99.145% of the votes cast, constituting a plurality.

2. Appointment of Independent Accountants for 2001: The affirmative vote of 97.086% of the votes cast, constituting a majority.

3. Approval of Performance Goals under the Key Employees' Incentive Plan: The affirmative vote of 96.772% of the votes cast, constituting a majority.

4. Stockholder Proposal Relating to the Company's Rights Plan: The affirmative vote of 52.433% of the votes cast, constituting a majority. The affirmative vote on this agenda item represented 40.572% of the votes outstanding.


                                   Signatures
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PITNEY BOWES INC.

May 17, 2001

                                 /s/ B.P. Nolop
                                 -------------------------------
                                 B. P. Nolop
                                 Executive Vice President and
                                 Chief Financial Officer
                                 (Principal Financial Officer)


                                 /s/ A.F. Henock
                                 -------------------------------
                                 A. F. Henock
                                 Vice President - Finance
                                 (Principal Accounting Officer)